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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):    JANUARY 27, 2004


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                    1-12387                 76-0515284
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)



         500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS           60045
          (Address of Principal Executive Offices)            (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000





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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            On January 27, 2004, Tenneco Automotive announced its results of operations for the fourth quarter and full-year 2003. Attachment 1 to the press release announcing the company's fourth quarter and full-year 2003 results (furnished as an exhibit to this Form 8-K report) presents the company's consolidated statement of income, balance sheet and statement of cash flows for the period ended December 31, 2003, and such attachment is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit       Description
     Number

      99.1 Press Release, dated January 27, 2004, announcing Tenneco Automotive's fourth quarter and full-year 2003 results of operations.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            The following information, including the exhibit described below, shall not be deemed "filed" hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

            On January 27, 2004, Tenneco Automotive announced its results of operations for the fourth quarter and full-year 2003. A copy of the press release announcing the company's fourth quarter and full-year 2003 results is furnished as Exhibit 99.1 to this Form 8-K report and is incorporated herein by reference.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TENNECO AUTOMOTIVE INC.


Date:  January 27, 2004                     By:   /s/ Kenneth R. Trammell
                                                  ------------------------------
                                                  Kenneth R. Trammell
                                                  Senior Vice President and
                                                  Chief Financial Officer



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EXHIBIT INDEX


     Exhibit
     Number        Description


      99.1 Press Release, dated January 27, 2004, announcing Tenneco Automotive's fourth quarter and full-year 2003 results of operations.